EXHIBIT 10.2

CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

DNAnexus, Inc.

Fourth Amendment to the Application

Service Provider Agreement dated September 19, 2014

This Fourth Amendment (“Fourth Amendment”) is made as of July 1st, 2018 (“Fourth

Amendment Effective Date”) by and between DNAnexus, Inc., a Delaware corporation, having its principal place of business at 1975 W. El Camino Real, Suite 101, Mountain View, CA 94040 ("DNAnexus" or “Vendor”), and Natera, Inc., having its principal place of business at 201 Industrial Road, Suite 410, San Carlos, CA 94070 (“Natera”).

Vendor and Natera agree to amend the Application Service Provider Agreement having an effective date of September 19, 2014 (“Agreement”), as amended by the Amendment dated June 8,

2015, and the Second Amendment dated December 29, 2016, and the Third Amendment dated

January 1, 2018, as follows:

1.	Section 2 of the Agreement is hereby amended such that the first sentence thereof is deleted in its entirety and replaced with the following:

 “The term of this Agreement shall commence on the Effective Date and continue in full force until March 31, 2020 or until the Committed Fees (as set forth in Exhibit B2) have been consumed, whichever occurs later (the “Initial Term”).”

2.	The sentence in Section 25.5 Assignment which recites

“Natera shall have the right to terminate this Agreement prior to the expiration of such [*] period by providing written notice of termination to Vendor, which shall have immediate effect.”

shall be replaced with the following sentence:

"Natera shall have the right to terminate this Agreement prior to the expiration of such [*] period by providing written notice of termination to Vendor, which notice shall have effect in accordance with Natera's notice of termination, and which effective date may be from immediate up to the day before expiration of the current Initial Term (as then currently amended) of this Agreement."

3.

Exhibit B of the Agreement is hereby replaced in its entirety with Exhibits B1-B6 of this Amendment;  provided that, if after evaluating alternative solutions [*] then Natera will [*] and (a) if DNAnexus [*] or, (b) if DNAnexus [*] Natera additionally agrees to [*].

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

4.Except as expressly provided herein, the Agreement remains in full force and effect. If there is a conflict between this Fourth Amendment and the Agreement or any earlier amendment or renewal, the terms of this Amendment will prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Fourth Amendment

Effective Date.

Vendor		Natera, Inc.

By:	/s/ Tim O’Brien	By:	/s/ John Fesko
Name	Tim O’Brien	Name	John Fesko
Title	VP of Sales	Title	Vice President, BD

CONFIDENTIAL

EXHIBIT B1

DESCRIPTION OF SERVICES; FEES

Vendor pricing is composed of two components:

•	Resource-based pricing: Variable compute, storage, and networking usage of the

DNAnexus platform.

•	Per-test pricing: Additional value add per delivered test for ongoing consulting, implementation, prioritized development, and premium support.

Subject to Natera’s payment of the annual license fee and the terms under “Committed Fees” below, the total bill to Natera each calendar month will be based on the number of tests as well as the accrued compute, storage, and networking usage according to the price schedules set forth in Exhibits B2-B6 below.

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EXHIBIT B2

Whereas, Natera is willing to commit to spending a certain amount and DNAnexus is willing to provide an additional discount on compute costs, the Parties agree as follows:

Committed Fees

DNAnexus will charge Natera a non-refundable annual license fee of $[*] (the “License Limit”) to be paid in equal installments of $[*] over a period of [*] commencing on [*] and continuing until [*] (“Initial License Term”). DNAnexus shall submit invoices to Natera [*] in advance of each [*] starting [*] for use of up to $[*]-worth of services (“License Limit”) at [*] Pricing, as set forth in Exhibit B4. Any remaining balance of the $[*] invoiced in [*] as of [*] shall also be subject to the [*] pricing and will be applied to utilized services before the [*] invoiced amount is applied. Should customer [*] at any point during the Initial License Term, DNAnexus will charge [*] to Natera for [*] at the [*] and [*] Pricing (see Exhibit B4), until commencement of the next License Term. Notwithstanding the foregoing, in the event Natera terminates the Agreement pursuant to the terms of Section 24.1 or 24.2, the license fee will be refunded to Natera prorated in an amount commensurate with services provided through the effective date of the termination. If Natera actual resource and per test usage exceeds the cumulative [*] invoiced prepaid amount, then DNAnexus may accelerate the next [*] invoice.

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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EXHIBIT B3

The pricing on this Exhibit B3 will apply to Natera’s use of DNAnexus resources for License Terms subsequent to the Initial License Term, unless of course the Parties mutually agree to extend the Discount Pricing of the Initial License Term. It is understood that these prices are [*] than for the Initial License Term because of [*], but the Parties expect to [*] before the end of the Initial Term.

Resource-based pricing

All DNAnexus usage, including R&D and production pipeline execution, is charged according to the below pricing sheet is effective for License Terms following the Initial License Term. For future AWS compute and storage public price reductions DNAnexus will reduce compute and storage prices and pass through [*]% of the AWS price reduction. For example, if AWS reduces their price for compute by 10% DNAnexus will reduce Natera’s equivalent compute price by [*]%. DNAnexus and Natera will review AWS price changes and update the price schedules [*] as needed.

The following table shall be used to calculate the weighted average price reduction in each [*] period for each DNAnexus Compute Cost Class:

DNAnexus Compute Cost Class	AWS Instance
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

Compute
Cost Class	Cost per virtual core hour
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
Data Transfer & Storage
Service	Cost
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Resource-based pricing shall be updated from time to time by a signed agreement reflecting

Vendor’s current list pricing.

Per-test pricing

A “production test” is composed of [*]. Accounting for number of “production tests” will be done by counting all [*] generated by the production test pipeline and applying a proportion [*] that reflects the [*], with the ratio to be reasonably agreed upon by Natera and DNAnexus. At the end of each three-month period, the numbers shall be adjusted to reflect the number of units billed by Natera to its customers in that period.

A value add charge is applied to each execution of a billable production test, based upon the following tiers of monthly production test volumes:

Value-add price per test	Production test monthly volume
[*]	Up to [*] production tests
[*]	Each production test over [*] up to [*]
[*]	Each production test over [*]

Prices in lower priced tiers apply only to the number of tests above the lower threshold associated with the tier and not exceeding any upper threshold. Example calculations are as follows:

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

Number of Tests in One Month	Total Per-Test Pricing Cost
9,000	[*]
10,500	[*]
30,000	[*]

Underlying resource costs for compute, storage, and network transfer are accounted for separately according to the resource-based price sheet above. Current estimates based on portions of the test pipeline currently implemented are:

•	[*] per test for computation
•	[*] per test per month for ongoing storage
•	[*] per test for network transfer

Based on currently implemented analysis pipelines, the combined resource-based and per-test pricing is estimated at [*] per test for compute at the highest volume tier, and [*] per test per month for ongoing storage.

Modifying analysis steps or adjusting the volume of data will alter the final pricing in accordance with the resource-based pricing scheme.

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

EXHIBIT B4

[*]

Discounted Pricing

[*]

Discounted Resource-based pricing

[*]

Compute
Cost Class	Cost per virtual core hour
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
Data Transfer & Storage
Service	Cost
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Discounted Per-test pricing

A “production test” is composed of [*]. Accounting for number of “production tests” will be done by counting all [*] generated by the production test pipeline and applying a proportion [*] that reflects the [*], with the ratio to be reasonably agreed upon by Natera and DNAnexus. At the end of each three-month period, the numbers shall be adjusted to reflect the number of units billed by Natera to its customers in that period.

A value add charge is applied to each execution of a billable production test, based upon the following tiers of monthly production test volumes:

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

Value-add price per test	Production test monthly volume
[*]	Up to [*] production tests
[*]	Each production test over [*] up to [*]
[*]	Each production test [*]-[*]
[*]	Each production test [*]-[*]
[*]	Each production test over [*]

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

EXHIBIT B5

Services; Fees

DNAnexus platform license fee for additional regions

Deployed Regions, AWS

[*]

Available Regions, AWS

 [*]

Available Regions, Azure

 [*]

Per region fee – applicable to Initial License Term and subsequent License

Terms

Annual license fee for deployed regions [*] and [*] is $[*]. Each additional region is $[*].

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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EXHIBIT B6

[*] Region Resource-based pricing

The cost of compute time in [*] differs from that in [*]; however, for the purpose of calculating [*],  [*].

The following table shall be used to calculate the weighted average price reduction in each [*] period for each DNAnexus Compute Cost Class within the [*] region:

DNAnexus Compute Cost Class	AWS Instance
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL

All DNAnexus usage, including R&D and production pipeline execution, is charged according to the below pricing sheet:

 [*] pricing subsequent to Initial License Term

The pricing in the table directly following will apply to Natera’s use of DNAnexus resources for License Terms subsequent to the Initial License Term (as defined In Exhibit B2), unless of course the Parties mutually agree to [*]. It is understood that these prices are [*] than for the Initial License Term because of the [*], but the Parties expect to [*] before the end of the Initial Term.

Compute
Cost Class	Cost per virtual core hour
[*]	[*]
[*]	[*]
[*]	[*]
Data Transfer & Storage
Service	Cost
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*] pricing for Initial License Term

[*].

Compute
Cost Class	Cost per virtual core hour
[*]	[*]
[*]	[*]
[*]	[*]
Data Transfer & Storage
Service	Cost
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.